UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2011

EURAMERICA HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54120	To be applied
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Harvard Business Services, Inc.

16192 Coastal Highway, Lewes, DE, 19958

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 303-551-2715

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.02 Unregistered Sales of Equity Securities.

On August 19, 2011, the Company sold 13,000,000 shares of its restricted common shares for $6,500. The restricted common shares were sold to 11 offshore private investors (to non-U.S. persons who are qualified investors) pursuant to a private placement offering at $0.0005 per share, pursuant to Regulation S of the Securities Act of 1933. No underwriting discounts or commissions were paid with respect to such sales. Proceeds in the raise will be used for general and administrative expenses.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K

Exhibit No.	Description
99.1	Subscription Agreement and Investment Representation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURAMERICA HOLDINGS.CORP., F/K/A ACANTHA ACQUISITION CORP.

Date: August 19, 2011	By:	/s/ Antonio Beccari ___________________________________
	Title:	Antonio Beccari, President

EXHIBIT 99.1 - SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

Name of Subscriber:

Number of Shares:

Total Amount Paid: $

SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

THE SECURITIES BEING SUBSCRIBED TO HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS DUE TO THE APPLICATION OF REGULATION S PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED.

FURTHER, THE SECURITIES BEING SUBSCRIBED TO MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR REGULATION S, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR COMPLIANCE THEREWITH. FURTHER, THAT HEDGING TRANSACTIONS WITH RESPECT TO SUCH SECURITIES WILL BE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

Board of Directors

EURAMERICA HOLDINGS.CORP

16192 Coastal Highway

Lewes, DE 19958

Gentlemen:

1.

Consideration for Purchase. The undersigned (the “Purchaser”) hereby elects to purchase those shares of common stock (the “common stock”) of Euramerica Holdings Corp., a Delaware (U.S.A.) corporation (the “Company”), set forth above at a purchase price of $_________ (U.S.) per share, and tenders to the Company as consideration for the purchase price, $0,000.00.

2.

Understanding of the Purchaser. The Purchaser acknowledges, understands and agrees that:

(a)

The Transfer Agent for the Company will be given stop transfer instructions restricting the transfer thereof for a period of one year (the “Distribution Compliance Period”) (see Paragraph 7 below). The Shares are subject to the restrictions on transfer provided in Regulation S, the terms and conditions of which are incorporated herein by reference. Further, the Shares will be issued in that name set forth under the signature line below.

(b)

The Shares have not been registered under the Securities Act of 1933, as amended, or any applicable State Law (collectively, the “Securities Act”). The Shares may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Act or Regulation S. Hedging transactions with respect to such Shares will be conducted in compliance with the Securities Act, such as Rule 144 thereunder. The Company has no obligation, and does not intend to cause any of the Shares sold in this offering to be registered under the Securities Act, or to comply with any exemption under the Securities Act that would permit a sale or sales of the Shares. The legal consequences, of the foregoing, means that the Purchaser must bear the economic risk of the investment in the Shares for the aforesaid period of time. If the Purchaser desires to sell or transfer all or any part of the Shares within the aforestated Distribution Compliance Period, the Company may require Purchaser’s counsel to provide a legal opinion that the transfer may be made without registration under the Securities Act. Other restrictions discussed elsewhere herein may be applicable. Purchaser acknowledges that he is subject to the restrictions on transfer described herein and the Company will issue stop transfer orders with the Company’s transfer agent to enforce such restrictions.

(c)

No Federal or State (U.S.A.) agency has made any findings or determination as to the fairness of an investment in the Company, or any recommendation or endorsement of this investment.

3.

Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

(a)

Purchaser’s commitment to investments that are not readily marketable is not disproportionate to his net worth, and his investment in the Shares will not cause such overall commitment to become excessive.

(b)

Purchaser has the financial ability to bear the economic risks of this investment, has adequate means for providing for his current needs and personal contingencies, and has no need for liquidity in this investment.

(c)

Purchaser has evaluated the high risk of investing in the Shares and has such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that he is capable of evaluating the merits and risks of an investment in the Shares.

(d)

Purchaser has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of this investment, and to obtain additional information necessary to verify the accuracy of the information desired in order to evaluate this investment, and in evaluating the suitability of an investment in the Shares. Purchaser has not relied upon any representations or other information (whether oral or written) other than that furnished by the Company or its representatives.

(e)

Purchaser has had the opportunity to discuss with professional legal, tax and financial advisers the suitability of an investment in the Shares for its particular tax and financial situation, and all information that it has been provided to the Company concerning Purchaser and his financial position is correct and complete as of the date set forth below, and if there should be any material change in such information prior to his admission as a shareholder of the Company, will immediately provide such information to the Company.

(f)

The residence set forth below is the true and correct residence, and Purchaser has no present intention of becoming a resident or domiciliary of any other country.

(g)

In making the decision to purchase the Shares, Purchaser has relied solely upon independent investigations made by him or on his behalf.

(h)

If Purchaser is acting in this transaction as a distributor, as defined under Regulation S, then he will be reselling the Shares only in an offshore transaction and will advise the ultimate purchaser, or any other distributor to whom he sells the shares that they will be subject to the same restrictions on resale to which he is subject under said Regulation S. Otherwise, as the ultimate purchaser in this offering, Purchaser is acquiring the Shares solely for his own personal account, for investment purpose only, and is not purchasing with a view to, or for, the resale, distribution, subdivision or fractionalization thereof.

(i)

Purchaser is neither a member of nor is affiliated with or employed by a member of the National Association of Securities Dealers, Inc., nor is employed by or affiliated with a broker-dealer registered with the U.S. Securities and Exchange Commission nor with any similar agency of any State.

The foregoing representations, warranties, agreements, undertakings and acknowledgments are made by the undersigned with the intent that they be relied upon in determining its suitability as a purchaser of the Shares. In addition, the undersigned agrees to notify the Company immediately of any change in any representations, warranty or other information. If the Purchaser is other than a natural person, the foregoing and following representations and warranties are being made by and refer to such entity and that the individual or individuals executing this Subscription Agreement and Investor Representation have due authority to bind and obligate such entity hereby. If more than one person is signing this Agreement, each representation, warranty and undertaking herein shall be a joint and several representation, warranty and undertaking of each such person. If the Purchaser is a partnership, corporation, trust or other entity, the Purchaser further represents and warrants that (i) there has been enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on the behalf of the Purchaser, (ii) the entity was not specifically formed to acquire the Shares, (iii) the entity was not organized, nor resides, nor do the persons owning or controlling such entity reside in, the United States. If the Purchaser is a partnership, the Purchaser further represents that the funds to make this investment were not derived from additional capital contributions of the partners of such partnerships.

4.

Further Representations and Warranties of Purchaser to the Company.

Purchaser further represents to the Company as follows:

(a)

The offer leading to the sale and the sale evidenced hereby were made in an “offshore transaction,” for purposes of Regulation S. An “offshore transaction” as defined under Regulation S is any offer or sale of securities if the offer is not made to a person in the United States; and either (A) at the time the buy order is originated, the Purchaser is outside the United States, or the Company and any person acting on its behalf reasonably believe that the Purchaser is outside the United States; or (B) the transaction is executed in, on or through the facilities of a “designated offshore securities market,” and neither the Company nor any person acting on is behalf knows that the transaction has been pre-arranged with the Purchaser in the United States. A “designated offshore securities market” is defined under Regulation S to be the Eurobond Market, as regulated by the Association of International Bond Dealers; the Amsterdam Stock Exchange; the Australian Stock Exchange Ltd.; the Bourse de Bruxelles; the Frankfort Stock Exchange; the Stock Exchange of Hong Kong Limited; The International Stock Exchange of the United Kingdom and the Republic of Ireland, Ltd.; the Johannesburg Stock Exchange; the Bourse de Luxembourg; the Borsa Valori di Milan; the Montreal Stock Exchange; the Bourse de Paris; the Stockholm Stock Exchange; the Tokyo Stock Exchange; the Toronto Stock Exchange; the Vancouver Stock Exchange; the Zurich Stock Exchange. In regards of this representation and warranty, and notwithstanding the above, offers and Sales of securities to persons excluded from the definition of “U.S. person” are offshore transactions.

A “U.S. person” for purposes of Regulation S is (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and (viii) any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts.

(b)

Neither the Purchaser, nor any affiliate, nor any person acting on their behalf, has made any “directed selling efforts” in the United States, as defined in Regulation S to be: any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being purchased hereby.

(c)

The Purchaser understands that the Company is the issuer of the securities which are the subject of this Agreement, and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participate, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that and “affiliate” is any partner, officer, or director or any person directly or indirectly controlling, controlled by or under common control with the person in question. In this regard, the Purchaser shall not, during the twelve (12) month period, act as a distributor, either directly or through an affiliate, nor shall the Purchaser sell, transfer, hypothecate or otherwise convey the Shares or interest therein other than to a non-U.S. person (and in such case, shall provide evidence to the satisfaction of the Company and its Transfer Agent that such resale was made in a bona-fide offshore transaction).

(d)

The Purchaser understands that hedging transactions involving the securities referenced herein may not be conducted unless in full compliance with the Securities Act of 1933.

5.

Representations and Warranties of the Company to the Purchaser. the Company hereby represents and warrants to the Purchaser that it is a “reporting issuer” for purposes of Regulation S. The Company further represents and warrants that: (i) it is a corporation in good standing in all jurisdictions in which it conducts it business; (ii) has sufficient authorized stock to issue the shares being subscribed to by the Purchaser hereunder; and (iii) upon proper payment and receipt of the purchase price, acceptance of the Purchaser’s subscription therefor and issuance and delivery of the Shares being subscribed to hereunder to Purchaser, such Shares shall be deemed fully paid, validly issued, and non-assessable. The Company further represents and warrants to the Purchaser that it has the authority under its corporate charter as amended, and under applicable state and federal corporate and securities laws to enter into the contemplated transaction, and that the signatories hereto have been duly authorized in accordance with its corporate charter and bylaws, which authority has not been suspended, modified or revoked as of the date hereof. Neither the Company, nor any affiliate, nor any person acting on its behalf, has made any “directed selling efforts” in the United States, as defined in Regulation S to be: any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being purchased hereby.

6.

Indemnity by Purchaser. The Purchaser understands and acknowledges that the Company, its officers, directors, attorneys and agents are relying upon the representations, warranties and agreements made by the Purchaser to and with the Company herein and, thus, hereby agrees to indemnify the Company, its officers and directors, agents, attorneys, and employees, and agrees to hold each of them harmless against any and all loss, damage, liability or exposure, including reasonable attorney’s fees, that it or any of them may suffer, sustain, or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the Purchaser under this Agreement, or in connection with the sale or distribution by the Purchaser of the Shares in violation of the Securities Act or any other applicable law.

7.

Distribution Compliance Period/Closing.

(a)

As set forth in regulation S, the “Distribution Compliance Period” means a period that commences on the later of the date upon which the securities were first offered to persons other than distributors in reliance upon Regulation S or the date of closing of the offering, and in this case, expires One (1) year thereafter; provided, however, that all offers and sales by a distributor of an unsold allotment or subscription shall be deemed to be made during the Distribution Compliance Period; provided further, that in a continuous offering, the Distribution Compliance Period shall commence upon completion of the distribution, as determined and certified by the managing underwriter or person performing similar functions.

(b)

The closing of this offering shall occur on the date of execution of this Agreement or the date of acceptance of this offer by the Company, whichever is later. Notwithstanding the foregoing, the Company shall have the right to make a determination based upon the advice of its counsel as to matter relating to the Distribution Compliance Period and the closing of the offering for purposes of compliance with Regulation S as to any and all Subscriptions offered and accepted by the Company in respect of removal of transfer restrictions.

8.

Piggyback Registration Rights. In the event the Company files a registration statement, other than its current pending SB-2, or any registration under S-8, then in that event the Company agrees to notify Purchaser of such registration, and upon request, register the Shares at the expense of the Company.

9.

Miscellaneous Provisions.

(a)

Further Assurances. At any time and from time to time after the date of this Agreement, each party shall execute such additional instruments and take such other and further action as may be reasonably requested by any other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purpose of this Agreement.

(b)

Waiver. Any failure on the part of any party hereunder to comply with any of their obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operate to effectuate a waiver on any other occasion.

(c)

Brokers. Each party represents to every other party that no broker or finder has acted for it in connection with this Agreement. Each party agrees to indemnify, save, defend and hold the other party harmless from and against any fee, loss or expense arising out of claims by brokers or finder shall obtain the release of any and all claims which they may have or which may accrue against the non-employing parties.

(d)

Entire Agreement. This Agreement and all exhibits, schedules and written memoranda attached hereto or otherwise referred to herein, constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions evidenced hereby and the subject mater hereof.

(e)

Headings. The article and paragraph headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(f)

Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

(g)

Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)

No Oral Modification. The Agreement may be modified solely in writing, and only after the mutual agreement of the parties affected thereby.

(i)

Survival of Representations, Warranties and Covenants. The representations, warranties, covenants and agreements contained herein shall survive the date and execution of this Agreement.

INDIVIDUAL SUBSCRIBERS

Name of Subscriber (typed or printed)

Date:

___________________________________

Signature of Subscriber

CORPORATE SUBSCRIBERS

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

__________________________________

Full Name of Company

By:________________________________

Date

Authorized Officer or Agent

Capacity in which signing: _____________

___________________________________

Type of Entity and Country in Which

Incorporated

ALL SUBSCRIBERS

Address: XXXXXXXXXXXXX

XXXXXXXXXXXXXXXX,

XXXXXXXXXXXXXXXX

This Subscription Agreement is accepted on this ____ day of _________________

Euramerica Holdings Corp.

By:___________________________

Antonio Beccari, President